UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 1, 2006

Halo Technology Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-33197	88-0467845
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Railroad Avenue, Greenwich, Connecticut		06830
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	203 422 2950

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On May 1, 2006, Halo Technology Holdings, Inc. (the "Company") entered into a Commercial Lease (the "Lease") with 200 Railroad Avenue, LLC (the "Landlord"). The Lease supersedes that certain Commercial Lease between the Company and the Landlord (the "Existing Lease") a copy of which was filed as Exhibit 10.85 to the Company’s Current Report on Form 8-K filed September 2, 2005. The Lease is for approximately 4,466 square feet of office space (the "Premises"); the Company currently occupies one section consisting of approximately 1,800 square feet ("Section 1"), pursuant to the Existing Lease. The other two sections consist of approximately 916 square feet ("Section 2"), and 1750 square feet ("Section 3") all located at 200 Railroad Avenue, Greenwich, Connecticut, 06830, where the Company has its principal executive offices. The material terms of the Lease are as follows.

The term commenced on the effective dates of the Existing Lease for Section 1 and April 1, 2006 for Section 2; the Lease commences July 1, 2006 for Section 3 (the "Commencement Dates"). The Lease expires on August 31, 2010 (the "Expiration Date"). Rent is payable in monthly installments. The monthly rent for May and June, 2006 is $9,650 and for July and August, 2006 is $15,847.92. For the period September 1, 2006 through August 31, 2007 the monthly rent is $16,093.92. For the period of September 1, 2007 through August 31, 2008 the monthly rent is $16,737.67. For the period of September 1, 2008 through August 31, 2009 the monthly rent is $17,407.18. For the period of September 1, 2009 through August 31, 2010 the monthly rent is $18,102.47.

The Company is also responsible to pay the Landlord for certain utilities in the amount of $300 per month for Section 1, $152.67 per month for Section 2, and $291.67 per month for Section 3. When all three sections are occupied by the Company, the total Additional Rent for electricity shall be $744.33 per month.
Alterations to the Premises are subject to the Landlord's consent. The Company may not sublet the Premises without the Landlord's consent. The Company is responsible for maintaining the Premises in good condition and for making general repairs. In the event of fire or other damage to the Premises (other than damage caused by the Company) which renders a portion of the Premises unusable, the rent will be proportionally reduced. In the event such damage renders the Premises untenantable, the Landlord may terminate the Lease, or decide to rebuild, in which case rent will abate until the Premises are again possessed by the Company. The Company also agreed under the Lease to maintain certain general liability insurance, and to limit the Landlord's liability to damage caused by Landlord's gross negligence. Further, the Company agreed to indemnify the Landlord for liability resulting from the Company's negligence or omissions. If the Company fails to pay rent when due, or otherwise breaches the terms of the Lease, the Landlord may seek legal remedies including eviction of the Company. In the event the Landlord is not able to lease the Premises to another tenant, the Company would remain liable for any rent under the Lease.

This description of the Lease is qualified in its entirety by reference to the Lease, a copy of which is attached as Exhibit 10.121 to this Current Report and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 1, 2006, Halo Technology Holdings, Inc. (the "Company") entered into a Commercial Lease (the "Lease") with 200 Railroad Avenue, LLC (the "Landlord"). The Lease supersedes that certain Commercial Lease between the Company and the Landlord (the "Existing Lease") a copy of which was filed as Exhibit 10.85 to the Company’s Current Report on Form 8-K filed September 2, 2005. The Lease is for approximately 4,466 square feet of office space (the "Premises"); the Company currently occupies one section consisting of approximately 1,800 square feet ("Section 1"), pursuant to the Existing Lease. The other two sections consist of approximately 916 square feet ("Section 2"), and 1750 square feet ("Section 3") all located at 200 Railroad Avenue, Greenwich, Connecticut, 06830, where the Company has its principal executive offices. The material terms of the Lease are as follows.

The term commenced on the effective dates of the Existing Lease for Section 1 and April 1, 2006 for Section 2; the Lease commences July 1, 2006 for Section 3 (the "Commencement Dates"). The Lease expires on August 31, 2010 (the "Expiration Date"). Rent is payable in monthly installments. The monthly rent for May and June, 2006 is $9,650 and for July and August, 2006 is $15,847.92. For the period September 1, 2006 through August 31, 2007 the monthly rent is $16,093.92. For the period of September 1, 2007 through August 31, 2008 the monthly rent is $16,737.67. For the period of September 1, 2008 through August 31, 2009 the monthly rent is $17,407.18. For the period of September 1, 2009 through August 31, 2010 the monthly rent is $18,102.47.

The Company is also responsible to pay the Landlord for certain utilities in the amount of $300 per month for Section 1, $152.67 per month for Section 2, and $291.67 per month for Section 3. When all three sections are occupied by the Company, the total Additional Rent for electricity shall be $744.33 per month.
Alterations to the Premises are subject to the Landlord's consent. The Company may not sublet the Premises without the Landlord's consent. The Company is responsible for maintaining the Premises in good condition and for making general repairs. In the event of fire or other damage to the Premises (other than damage caused by the Company) which renders a portion of the Premises unusable, the rent will be proportionally reduced. In the event such damage renders the Premises untenantable, the Landlord may terminate the Lease, or decide to rebuild, in which case rent will abate until the Premises are again possessed by the Company. The Company also agreed under the Lease to maintain certain general liability insurance, and to limit the Landlord's liability to damage caused by Landlord's gross negligence. Further, the Company agreed to indemnify the Landlord for liability resulting from the Company's negligence or omissions. If the Company fails to pay rent when due, or otherwise breaches the terms of the Lease, the Landlord may seek legal remedies including eviction of the Company. In the event the Landlord is not able to lease the Premises to another tenant, the Company would remain liable for any rent under the Lease.

This description of the Lease is qualified in its entirety by reference to the Lease, a copy of which is attached as Exhibit 10.121 to this Current Report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.121 Lease with 200 Railroad LLC. Certain exhibits and schedules to the Lease are referred to in the text thereof and the Registrant agrees to furnish them supplementally to the Securities and Exchange Commission upon request.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Halo Technology Holdings, Inc.

May 5, 2006	By:	Ernest Mysogland

Name: Ernest Mysogland
Title: Executive Vice President

Top of the Form

Exhibit Index

Exhibit No.	Description

10.121	Lease with 200 Railroad LLC. Certain exhibits and schedules to the Lease are referred to in the text thereof and the Registrant agrees to furnish them supplementally to the Securities and Exchange Commission upon request.